                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 30, 2002
                       (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and
       Servicing Agreement, dated as of October 1, 2002, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2002-7, Mortgage
                   Pass-Through Certificates, Series 2002-7).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-73524                  75-2808384
 (State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)



         4000 Horizon Way
          Irving, Texas                                           75063
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000

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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-73524) filed with the Securities and Exchange Commission (the "Commission") on November 16, 2001 (such Registration Statement, as amended to the date hereof, the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement dated October 24, 2002 (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on October 29, 2002, with respect to certain classes of the Registrant's Mortgage Pass-Through Certificates, Series 2002-7 (the "Offered Securities").

         Pursuant to a Mortgage Loan Purchase Agreement dated as of October 30 2002 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Horizon Asset Securities Inc. ("FHASI"), FHHLC sold a pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FHASI. A copy of the MLPA is filed herewith as
Exhibit 10.1.

         On October 30, 2002, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2002 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

         The Offered Securities, having an aggregate principal balance of approximately $546,275,100 have been sold by the Registrant to (i) Deutsche Bank Securities Inc. ("Deutsche Bank") pursuant to an Underwriting Agreement dated as of October 24, 2002 (the "Deutsche Bank Underwriting Agreement"), as supplemented by a Terms Agreement dated as of even date therewith, each by and among Deutsche Bank, the Registrant and FHHLC and (ii) J.P. Morgan Securities Inc. ("J.P. Morgan") pursuant to an Underwriting Agreement dated as of September 24, 2002 (the "J.P. Morgan Underwriting Agreement"), as supplemented by a Terms Agreement dated as of October 24, 2002, each among J.P. Morgan, the Registrant and FHHLC. Copies of the Deutsche Bank Underwriting Agreement and the J.P. Morgan Underwriting Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively.

                                      -2-

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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

     (c)   Exhibits

           Exhibit No.     Description
           ----------      -----------

                  1.1 Underwriting Agreement dated as of October 24, 2002, by and among Deutsche Bank, the Registrant and FHHLC

                  1.2 Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC*

                  4.1 Pooling and Servicing Agreement dated as of October 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

                  10.1 Mortgage Loan Purchase Agreement dated as of October 30, 2002, by and between FHHLC, as Seller, and FHASI, as Purchaser

         *     Previously filed with the Commission on October 11, 2002, as
               Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)



                                      -3-

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST HORIZON ASSET SECURITIES INC.



November 5, 2002                By: /s/ Wade Walker
                                   ---------------------------------------
                                        Wade Walker
                                        Senior Vice President - Asset
                                        Securitization

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                               INDEX TO EXHIBITS


     Exhibit No.
     ----------

         1.1 Underwriting Agreement dated as of October 24, 2002, by and among Deutsche Bank, the Registrant and FHHLC

         1.2 Underwriting Agreement dated as of September 24, 2002, by and among J.P. Morgan, the Registrant and FHHLC*

         4.1 Pooling and Servicing Agreement dated as of October 1, 2002, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

         10.1 Mortgage Loan Purchase Agreement dated as of October 30, 2002, by and between FHHLC, as Seller, and FHASI, as Purchaser





         *       Previously filed with the Commission on October 11, 2002, as
                 Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)